Exhibit 10.14.1

                       AMENDMENT TO ADVERTISING AGREEMENT

      This AMENDMENT TO ADVERTISING AGREEMENT is entered into as of the 12th day of June, 2003 (the "Amendment") by and between American Lawyer Media, Inc., a Delaware corporation, ("ALM") and clickNsettle.com, Inc., a Delaware corporation ("ClickNsettle").

                                    RECITALS

      A. ALM and clickNsettle have previously entered into that certain Advertising Agreement dated as of August 11, 2000 (the "Advertising Agreement").

      B. ALM and ClickNsettle have agreed to amend the Advertising Agreement, subject to the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Recitals. The foregoing recitals are accurate and are incorporated herein and made a part hereof.

            2. Definitions. Each initially capitalized term used herein without definition shall have the meaning ascribed to such term in the Advertising Agreement.

            3. Amendments. It is hereby agreed that Section IV.2 of the Advertising Agreement shall be amended to read in its entirety as follows:

                  2. Cash Commitment. In the event that on the eighteen month anniversary of the date hereof, Advertiser's Market Capitalization is not at least $17,131,190 (that is, 30% greater than the product of (x) $4.175, multiplied by (y) 4,103,279, the number of shares of Advertiser's common stock issued and outstanding as of the date hereof before the issuance of 184,422 shares to ALM), then Advertiser shall purchase at least $250,000 of additional advertising from ALM in accordance with Schedule 1 attached hereto. Any advertisement purchased by Advertiser pursuant to the preceding sentence shall be purchased on ALM's standard terms and conditions, subject to reasonable negotiations.

            4. Full Force and Effect. Except as specifically modified or amended by the terms of this Amendment, the Advertising Agreement is and shall continue, in full force and effect and is hereby ratified and confirmed.

            5. Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.


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            6. Miscellaneous. This Amendment shall be binding upon all the parties to the Advertising Agreement and their respective successors and assigns, and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the State of New York.

                       [INDIVIDUAL SIGNATURE PAGES FOLLOW]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        AMERICAN LAWYER MEDIA, INC.

                                        By: /s/ Stephen Jacobs
                                            ------------------------------------
                                            Name:  Stephen Jacobs
                                            Title: Vice President


                                        CLICKNSETTLE.COM, INC.

                                        By: /s/ Roy Israel
                                            ------------------------------------
                                            Name:  Roy Israel
                                            Title: President & CEO


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Schedule 1

The $250,000 cash commitment of additional advertising shall be purchased by clickNsettle in accordance with the following schedule:

      1.    $50,000 on or before August 11, 2003;

      2.    an additional $100,000 on or before December 31, 2003;

      3.    an additional $40,000 on or before March 31, 2004; and

      4.    the remaining $60,000 on or before June 30, 2004.


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